Loss per share calculation	3 Months Ended
Mar. 31, 2020
Earnings per share [abstract]
Loss per share calculation
Loss per share calculation

The calculation of loss per share is based on the following data:

	Three months ended March 31, 2020	Three months ended March 31, 2019
	000s	000s
Loss for the period	(£4,937)	(£5,338)

Weighted average number of ordinary shares for basic loss per share	336,089	153,427
Weighted average number of ordinary shares for diluted loss per share	336,089	153,427

Basic loss per ordinary share from operations £	(0.01)	(0.03)
Diluted loss per ordinary share from operations £	(0.01)	(0.03)

Basic loss per ordinary share has been calculated by dividing the loss for the three months ended March 31, 2020 by the weighted average number of shares in issue during the three months ended March 31, 2020. Diluted loss per ordinary share has been calculated by adjusting the weighted average number of ordinary shares outstanding to assume conversion of all potentially dilutive ordinary shares. Potentially dilutive ordinary shares represents the number of shares that could have been acquired at fair value based on the monetary value of the subscription rights attached to share and warrant options in-the-money compared with the number of shares that would have been issued assuming the exercise of share and warrant options in-the-money.

IAS 33 ‘Earnings per Share’ requires the presentation of diluted earnings per share where a company could be called upon to issue shares that would decrease net profit or loss per share. As the Group reported net losses for the three months ended March 31, 2020, and for the three months ended March 31, 2019, the weighted average number of ordinary shares outstanding used to calculate the diluted loss per ordinary share is the same as that used to calculate the basic loss per ordinary share, as the exercise of share and warrant options would have the effect of reducing loss per ordinary share which is not dilutive.